                                                                                                                        Exhibit 10.1

                                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                                   as Purchaser,

                                                GMAC MORTGAGE, LLC,

                                                   as Servicer,

                                     WALNUT GROVE MORTGAGE LOAN TRUST 2003-A,

                                                    as Seller,

                                      GMACM HOME EQUITY LOAN TRUST 2007-HE3,

                                                    as Issuer,

                                                        and

                                     THE BANK OF NEW YORK TRUST COMPANY, N.A.,

                                               as Indenture Trustee

                                   ____________________________________________

                                         MORTGAGE LOAN PURCHASE AGREEMENT
                                   ____________________________________________

                                           Dated as of October 26, 2007

EXHIBIT 1 MORTGAGE LOAN SCHEDULE            Exhibit 1

         This Mortgage Loan Purchase  Agreement  (the  "Agreement"),  dated as of October  26, 2007,  is made among
GMAC  Mortgage,  LLC ("GMACM" or the  "Servicer"),  Walnut Grove Mortgage Loan Trust 2003-A,  as seller  ("WG Trust
2003" or the "Seller"),  Residential  Asset Mortgage  Products,  Inc., as purchaser (the  "Purchaser"),  GMACM Home
Equity Loan Trust 2007-HE3,  as issuer (the "Issuer"),  and The Bank of New York Trust Company,  N.A., as indenture trustee (the "Indenture Trustee").

                                                    WITNESSETH:

         WHEREAS,  GMACM,  in the ordinary  course of its business  acquires and  originates  home equity loans and acquired or  originated  all of the home equity loans listed on the Mortgage  Loan  Schedule  attached as Exhibit 1 hereto (the "Mortgage Loans");

         WHEREAS,  GMACM sold the  Mortgage  Loans to Walnut Grove  Funding,  LLC  ("Walnut  Grove")  pursuant to a
Mortgage Loan Purchase Agreement (the "Walnut Grove Purchase Agreement"),  dated as of January 31,  2003 (each date of sale, a "Prior  Transfer Date") among Walnut Grove,  as purchaser,  GMACM,  as seller,  WG Trust 2003, as Issuer and Bank One, National Association, as trustee;

         WHEREAS,  Walnut Grove sold the Mortgage  Loans to WG Trust 2003 pursuant to a Trust  Agreement,  dated as of January 31, 2003, between Walnut Grove, as depositor and Wilmington Trust Company, as owner trustee;

         WHEREAS,  WG Trust  2003 owns the  Cut-Off  Date  Principal  Balances  and the Related  Documents  for the
Mortgage Loans identified on the Mortgage Loan Schedule  attached as Exhibit 1 hereto,  including rights to (a) any property  acquired  by  foreclosure  or deed in lieu of  foreclosure  or  otherwise,  and  (b) the  proceeds of any insurance policies covering the Mortgage Loans;

         WHEREAS,  the parties hereto desire that:  (i) WG Trust 2003 sell the Cut-Off Date  Principal  Balances of the  Mortgage  Loans to the  Purchaser on the Closing Date  pursuant to the terms of this  Agreement  and (iii) the
Seller and GMACM make certain representations and warranties on the Closing Date;

         WHEREAS,  pursuant to the Trust Agreement,  the Purchaser will sell the Mortgage Loans and transfer all of its rights under this Agreement to the Issuer on the Closing Date;

         WHEREAS, pursuant to the terms of the Servicing Agreement, the Servicer will service the Mortgage Loans;

         WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue the Certificates;

         WHEREAS,  pursuant to the terms of the  Indenture,  the Issuer will issue the Notes,  secured by the Trust
Estate;

         NOW,  THEREFORE,  in consideration of the mutual covenants herein  contained,  the parties hereto agree as follows:

                                                     ARTICLE I

                                                    DEFINITIONS

         Section 1.1       Definitions.  For  all  purposes  of  this  Agreement,  except  as  otherwise  expressly provided herein or unless the context  otherwise  requires,  capitalized  terms not otherwise  defined herein shall have the meanings  assigned to such terms in the  Definitions  contained in Appendix A to the Indenture dated as of
October  26, 2007 (the  "Indenture"),  between  the Issuer and the  Indenture  Trustee,  which is  incorporated  by reference herein.  All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.2       Other  Definitional  Provisions.  All terms  defined  in this  Agreement  shall have the defined  meanings  when  used in any  certificate  or other  document  made or  delivered  pursuant  hereto  unless otherwise defined therein.

         As used in this Agreement and in any  certificate or other document made or delivered  pursuant  hereto or thereto,  accounting  terms not  defined  in this  Agreement  or in any such  certificate  or other  document,  and accounting terms partly defined in this Agreement or in any such  certificate or other document,  to the extent not defined,  shall have the respective meanings given to them under generally accepted accounting  principles.  To the extent that the  definitions  of accounting  terms in this  Agreement or in any such  certificate or other document are inconsistent with the meanings of such terms under generally accepted  accounting  principles,  the definitions contained in this Agreement or in any such certificate or other document shall control.

         The words  "hereof,"  "herein,"  "hereunder" and words of similar import when used in this Agreement shall refer to this  Agreement  as a whole and not to any  particular  provision of this  Agreement;  Section and Exhibit references  contained in this  Agreement  are  references to Sections and Exhibits in or to this  Agreement  unless otherwise specified;  the term "including" shall mean "including without limitation";  "or" shall include "and/or";
and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

         The  definitions  contained in this  Agreement are  applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

         Any  agreement,  instrument or statute  defined or referred to herein or in any  instrument or certificate delivered  in  connection  herewith  means such  agreement,  instrument  or  statute as from time to time  amended, modified or  supplemented  and includes (in the case of agreements or  instruments)  references to all  attachments thereto and  instruments  incorporated  therein;  references to a Person are also to its permitted  successors  and assigns.

                                                    ARTICLE II

                                   SALE OF MORTGAGE LOANS AND RELATED PROVISIONS

         Section 2.1       Sale of Mortgage Loans.

                  (a) WG Trust 2003,  by the execution and delivery of this  Agreement,  does hereby sell,  assign, set over, and otherwise  convey to the Purchaser,  without  recourse,  all of its right,  title and interest in, to and under the  following,  and wherever  located:  (i) the Mortgage  Loans  (including  the Cut-Off Date  Principal
Balances of the Mortgage Loans),  all interest accruing thereon,  all monies due or to become due thereon,  and all collections  in respect  thereof  received on or after the Cut-Off Date (other than interest  thereon in respect of any period prior to the Cut-Off Date);  (ii) the WG Trust 2003's  interest in any insurance  policies in respect of the Mortgage Loans; and (iii) all proceeds of the foregoing.

                  (b) In  connection  with the  conveyance  by  WG Trust  2003 of the  Mortgage  Loans,  the Seller
further agrees, at its own expense,  on or prior to the Closing Date with respect to the Principal  Balances of the
Mortgage  Loans,  to indicate in its books and records  that the  respective  Mortgage  Loans have been sold to the
Purchaser  pursuant to this  Agreement.  The Servicer agrees to deliver to the Purchaser true and complete lists of all of the Mortgage  Loans sold by the Seller  specifying  for each Mortgage  Loan (i) its account  number and (ii)
its Cut-Off Date Principal  Balance.  The Mortgage Loan Schedule  indicating such  information  with respect to the
Mortgage  Loans shall be marked as Exhibit 1 to this Agreement and is hereby  incorporated  into and made a part of this Agreement.

                  (c) In connection  with the conveyance by WG Trust 2003 of the Mortgage Loans,  GMACM shall,  (A)
with respect to each  Mortgage  Loan,  on behalf of the Purchaser  deliver to, and deposit with the  Custodian,  at least five (5) Business Days before the Closing  Date,  the original  Mortgage  Note  endorsed or assigned  without recourse in blank (which  endorsement  shall contain  either an original  signature or a facsimile  signature of an authorized  officer of GMACM),  or, with respect to any Mortgage  Loan as to which the original  Mortgage  Note has been  permanently  lost or  destroyed  and has not been  replaced,  a Lost  Note  Affidavit,  and any  modification agreement  or  amendment  to such  Mortgage  Note and (B)  except as  provided  in clause  (A) with  respect to the
Mortgage Notes, deliver the Mortgage Files to the Servicer.

         Within the time  period for the review of each  Mortgage  Note set forth in Section  2.2 of the  Custodial
Agreement,  if a material defect in any Mortgage Note is discovered  which may materially and adversely  affect the value of the related  Mortgage Loan, or the interests of the Indenture  Trustee (as pledgee of the Mortgage Loans), the Noteholders,  the  Certificateholders  in such Mortgage Loan, including GMACM's failure to deliver the Mortgage
Note to the  Custodian on behalf of the Indenture  Trustee,  GMACM shall cure such defect,  repurchase  the related
Mortgage Loan at the Repurchase  Price or substitute an Eligible  Substitute  Loan therefor upon the same terms and conditions  set forth in Section 3.1 hereof for  breaches of  representations  and  warranties  as to the  Mortgage
Loans,  provided that the Seller shall have the option to substitute an Eligible  Substitute Loan or Loans for such
Mortgage Loan only if such  substitution  occurs within two years  following the Closing Date. If a material defect in any of the  documents  in the  Mortgage  File  held by the  Servicer  is  discovered  which may  materially  and adversely affect the value of the related  Mortgage Loan, or the interests of the Indenture  Trustee (as pledgee of the Mortgage Loans), the Noteholders,  the  Certificateholders  in such Mortgage Loan, including GMACM's failure to deliver  such  documents  to the  Servicer  on behalf of the  Indenture  Trustee,  GMACM  shall  cure such  defect, repurchase the related  Mortgage Loan at the Repurchase  Price or substitute an Eligible  Substitute  Loan therefor upon the same terms and conditions set forth in Section 3.1 hereof for breaches of  representations  and warranties as to the Mortgage  Loans,  provided  that the Seller shall have the option to  substitute  an Eligible  Substitute
Loan or Loans for such Mortgage Loan only if such substitution occurs within two years following the Closing Date.

         Upon sale of the Mortgage  Loans,  the  ownership of each  Mortgage  Note,  each related  Mortgage and the contents  of the  related  Mortgage  File shall be vested in the  Purchaser  and the  ownership  of all records and documents  with respect to the Mortgage  Loans that are prepared by or that come into the  possession of the Seller or by the Servicer under the Servicing  Agreement shall  immediately  vest in the Purchaser,  and shall be promptly delivered to the Servicer and retained  and  maintained  in trust by the Servicer  (except for the Mortgage  Notes, which shall be retained by the  Custodian) at the will of the  Purchaser,  in such  custodial  capacity  only.  The
Seller's records will accurately reflect the sale of each Mortgage Loan sold by it to the Purchaser.

         The  Purchaser  hereby  acknowledges  its  acceptance  of all right,  title and  interest to the  property conveyed to it pursuant to this Section 2.1.

                  (d) The parties  hereto intend that the  transactions  set forth herein  constitute a sale by the
Seller to the  Purchaser  of each of the Seller'  right,  title and  interest in and to their  respective  Mortgage
Loans and other  property as and to the extent  described  above.  In the event the  transactions  set forth herein are deemed not to be a sale,  the Seller hereby grants to the Purchaser a security  interest in all of the Seller's right,  title and interest in, to and under all accounts,  chattel papers,  general  intangibles,  contract rights, payment intangibles,  certificates of deposit, deposit accounts, instruments,  documents, letters of credit, money, advices of credit,  investment  property,  goods and other property  consisting of, arising under or related to the
Mortgage Loans and such other property,  to secure all of the Seller's  obligations  hereunder,  and this Agreement shall and hereby does  constitute a security  agreement  under  applicable  law. The Seller agrees to take or cause to be taken such actions and to execute such documents,  including the filing of any  continuation  statements with respect  to the UCC-1  financing  statements  filed with  respect to the  Mortgage  Loans by the  Purchaser  on the
Closing Date, and any  amendments  thereto  required to reflect a change in the name or corporate  structure of the
Seller or the filing of any additional  UCC-1  financing  statements  due to the change in the principal  office or jurisdiction  of  incorporation  of the Seller,  as are  necessary to perfect and protect the  Purchaser's  and its assignees'  interests  in  each  Mortgage  Loan  and the  proceeds  thereof.  The  Servicer  shall  file  any  such continuation statements on a timely basis.

                  (e) In  connection  with the  assignment  of any Mortgage  Loan  registered  on the MERS® System,
GMACM further agrees that it will cause,  at GMACM's own expense,  as soon as  practicable  after the Closing Date, the MERS®  System to  indicate  that such  Mortgage  Loan has been  assigned by GMACM to the  Indenture  Trustee in accordance  with this  Agreement  or the Trust  Agreement  for the  benefit of the  Noteholders  by  including  (or deleting,  in the case of Mortgage Loans which are  repurchased in accordance with this Agreement) in such computer files (a) the specific code which  identifies  the Indenture  Trustee as the assignee of such Mortgage Loan and (b)
the series  specific code in the field "Pool Field" which  identifies  the series of the Notes issued in connection with the Mortgage  Loans.  GMACM agrees that it will not alter the codes  referenced in this paragraph with respect to any Mortgage  Loan during the term of this  Agreement  unless and until such  Mortgage  Loan is  repurchased  in accordance with the terms of this Agreement.

         Section 2.2       [Reserved]..

         Section 2.3       Payment of Purchase Price.

                  (a) The  sale of the  Mortgage  Loans  shall  take  place on the  Closing  Date,  subject  to and simultaneously  with the deposit of the Mortgage Loans into the Trust Estate,  and the issuance of the  Securities.
The purchase  price for the Mortgage  Loans to be paid by the  Purchaser to the Seller on the Closing Date shall be an amount equal to  $257,952,104.44  in  immediately  available  funds,  in respect of the Cut-Off  Date  Principal
Balances thereof.

                  (b) In  consideration  of the sale of the  Mortgage  Loans by the Seller to the  Purchaser on the
Closing Date, the Purchaser  shall pay to the Seller on the Closing Date by wire transfer of immediately  available funds to a bank account  designated  by the Seller,  the amount  specified  above in paragraph (a) for the Mortgage
Loans; provided, that such payment may be on a net funding basis if agreed by the Seller and the Purchaser.

                                                    ARTICLE III

                                          REPRESENTATIONS AND WARRANTIES;
                                                REMEDIES FOR BREACH

         Section 3.1       Representations  and Warranties.The  Servicer  represents and warrants to the Purchaser, as of the Closing Date (or if otherwise specified below, as of the date so specified):

         (a)      As to the Servicer:

                           (i)      GMACM is a limited  liability  company duly organized,  validly existing and in good  standing  under the laws of the  jurisdiction  governing  its  creation  and  existence  and is or will be in compliance  with the laws of each state in which any  Mortgaged  Property  is located  to the extent  necessary  to ensure the enforceability of each Mortgage Loan;

                           (ii)     GMACM has the power and  authority  to make,  execute,  deliver and perform its obligations under this Agreement and all of the transactions  contemplated under this Agreement,  and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement;

                           (iii)    GMACM is not  required  to  obtain  the  consent  of any  other  Person  or any consents,  licenses,  approvals or  authorizations  from, or registrations  or declarations  with, any governmental authority,  bureau or agency in connection with the execution,  delivery,  performance,  validity or enforceability of this  Agreement,  except  for  such  consents,  licenses,  approvals  or  authorizations,  or  registrations  or declarations, as shall have been obtained or filed, as the case may be;

                           (iv)     The execution and delivery of this Agreement by GMACM and its  performance  and compliance  with the terms of this  Agreement  will not violate  GMACM's  Certificate  of  Formation  or  Operating
Agreement  or  constitute  a material  default (or an event  which,  with notice or lapse of time,  or both,  would constitute a material  default)  under, or result in the material  breach of, any material  contract,  agreement or other instrument to which GMACM is a party or which may be applicable to GMACM or any of its assets;

                           (v)      No  litigation  before any court,  tribunal or  governmental  body is currently pending,  or to the  knowledge of GMACM  threatened,  against GMACM or with respect to this  Agreement  that in the opinion of GMACM has a  reasonable  likelihood  of  resulting  in a  material  adverse  effect on the  transactions contemplated by this Agreement;

                           (vi)     [Reserved];

                           (vii)    This Agreement to which it is a party,  constitutes a legal,  valid and binding obligation of GMACM,  enforceable  against  GMACM in accordance  with its terms,  except as  enforceability  may be limited by applicable  bankruptcy,  insolvency,  reorganization,  moratorium or other similar laws now or hereafter in effect  affecting the  enforcement  of  creditors'  rights in general and except as such  enforceability  may be limited by general  principles  of equity  (whether  considered  in a proceeding  at law or in equity) or by public policy with respect to indemnification under applicable securities laws;

                           (viii)   [Reserved]; and

                           (ix)     GMACM is not in  default  with  respect  to any order or decree of any court or any order,  regulation or demand of any federal,  state, municipal or governmental agency, which default might have consequences  that would  materially and adversely  affect the condition  (financial or otherwise) or operations of
GMACM or its  properties  or might  have  consequences  that would  materially  adversely  affect  its  performance hereunder;

         (b)      As to each  Mortgage  Loan (except as otherwise  specified  below) as of the Closing Date (except as otherwise specified below):

                           (i)      The  information  set forth in the Mortgage  Loan Schedule with respect to each
Mortgage  Loan or the  Mortgage  Loans  is true  and  correct  in all  material  respects  as of the  date or dates respecting which such information is initially furnished;

                           (ii)     With respect to each of the Mortgage Loans:  (A) the related  Mortgage Note and the Mortgage had not been  assigned or pledged,  except for any  assignment  or pledge that has been  satisfied and released,  (B) immediately  prior to the  assignment of the Mortgage  Loans to Walnut  Grove,  GMACM had good title thereto and (C)  immediately  prior to such  assignment,  GMACM was the sole owner and holder of the Mortgage  Loan free and clear of any and all liens,  encumbrances,  pledges,  or security  interests  (other than, with respect to any Mortgage Loan in a second lien  position,  the lien of the related  first  mortgage) of any nature and had full right and authority,  under all governmental and regulatory  bodies having  jurisdiction  over the ownership of the applicable Mortgage Loan, to sell and assign the same pursuant to the related Walnut Grove Purchase Agreement;

                           (iii)    [Reserved];

                           (iv)     To the  best of  GMACM's  knowledge,  there  is no  valid  offset,  defense  or counterclaim of any obligor under any Mortgage Note or Mortgage;

                           (v)      To the best of GMACM's  knowledge,  there is no  delinquent  recording or other tax or fee or assessment lien against any related Mortgaged Property;

                           (vi)     To the best of GMACM's knowledge,  there is no proceeding pending or threatened for the total or partial condemnation of the related Mortgaged Property;

                           (vii)    To the best of GMACM's  knowledge,  there are no mechanics' or similar liens or claims which have been filed for work,  labor or material  affecting the related  Mortgaged  Property which are, or may be liens prior or equal to, or  subordinate  with,  the lien of the related  Mortgage,  except  liens which are fully insured against by the title insurance policy referred to in clause (xi);

                           (viii)   As of the  Cut-Off  Date no  Mortgage  Loan was 30 days or more  delinquent  in payment of principal or interest;

                           (ix)     [Reserved];

                           (x)      The  related  Mortgage  Note and the  related  Mortgage at the time it was made complied in all material respects with applicable  local,  state and federal laws,  including,  but not limited to, applicable predatory lending laws;

                           (xi)     A  title  search  or  other  assurance  of  title  customary  in  the  relevant jurisdiction was obtained with respect to each Mortgage Loan;

                           (xii)    None of the  Mortgaged  Properties is a mobile home or a  manufactured  housing unit that is not permanently attached to its foundation;

                           (xiii)   As of the Cut-Off Date, (a) no more than approximately  19.67%, 6.06% and 5.23%
of the Mortgage  Loans,  by Cut-Off Date  Principal,  are secured by Mortgaged  Properties  located in  California,
Florida and Texas, respectively;

                           (xiv)    As of the Cut-Off  Date,  the Combined  Loan-to-Value  Ratio for each  Mortgage
Loan was not in excess of 100.00%;

                           (xv)     [Reserved];

                           (xvi)    As of the  Cut-Off  Date,  no more than  approximately  27.13% of the  Mortgage
Loans, by Cut-Off Date Principal Balance,  are secured by Mortgaged  Properties which may have been appraised using a  statistical  property  evaluation  method and most of the  appraisals  on such  Mortgaged  Properties  have been delivered by Basis100 Inc. (also known as Solimar);  no more than  approximately  1.83% of the Mortgage  Loans,  by
Cut-Off Date Principal Balance,  are secured by Mortgaged  Properties which may have been appraised using the GMACM
Stated Value method;  no more than  approximately  0.17% of the Mortgage Loans, by Cut-Off Date Principal  Balance,
are  secured  by  Mortgaged  Properties  which  may  have  been  appraised  using a tax  assessment;  no more  than approximately 9.75% of the Mortgage Loans, by Cut-Off Date Principal Balance,  are secured by Mortgaged  Properties which may have been  appraised  using a broker price  opinion;  no more than  approximately  51.01% of the Mortgage
Loans, by Cut-Off Date Principal Balance,  are secured by Mortgaged  Properties which may have been appraised using a URAR Form 1004; no more than approximately  0.68% of the Mortgage Loans, by Cut-Off Date Principal  Balance,  are
secured  by  Mortgaged  Properties  which  may  have  been  appraised  using a  Drive-By  Form  704;  no more  than approximately 1.53% of the Mortgage Loans, by Cut-Off Date Principal Balance,  are secured by Mortgaged  Properties which may have been appraised using Form 1025; no more than  approximately  1.79% of the Mortgage Loans, by Cut-Off
Date Principal  Balance,  are secured by Mortgaged  Properties  which may have been  appraised  using Form 1073; no more than approximately  0.15% of the Mortgage Loans, by Cut-Off Date Principal  Balance,  are secured by Mortgaged
Properties which may have been appraised using Form 1075 (With Exterior);  no more than approximately  5.77% of the
Mortgage  Loans,  by Cut-Off  Date  Principal  Balance,  are secured by  Mortgaged  Properties  which may have been appraised  using Form 2055 (Exterior  Only);  no more than  approximately  0.02% of the Mortgage  Loans, by Cut-Off
Date Principal Balance,  are secured by Mortgaged  Properties which may have been appraised using a Form 2055 (with
Interior  Inspection);  and none of the Mortgage Loans, by Cut-Off Date Principal Balance, are secured by Mortgaged
Properties  which may have been  appraised  using a Form 2065;  no more than  approximately  0.17% of the  Mortgage
Loans, by Cut-Off Date Principal Balance,  are secured by Mortgaged  Properties which may have been appraised using
Form 2075;

                           (xvii)   Within a loan type,  and except as required by  applicable  law,  each Mortgage
Note and each Mortgage is an enforceable obligation of the related Mortgagor;

                           (xviii)  To the best knowledge of GMACM, the physical  property subject to each Mortgage is free of material damage and is in acceptable repair;

                           (xix)    GMACM has not received a notice of default of any senior  mortgage loan related to a Mortgaged Property which has not been cured by a party other than the Servicer;

                           (xx)     None of the Mortgage Loans is a reverse mortgage loan;

                           (xxi)    No Mortgage Loan has an original term to maturity in excess of 360 months;

                           (xxii)   As of the Cut-Off  Date,  all of the Mortgage  Loans are fixed rate.  As of the
Cut-Of Date,  43.90% of the Mortgage  Loans,  by Cut-Off Date  Principal,  are Balloon  Mortgage  Loans.  As of the
Cut-Off Date,  the Loan Rates on the Mortgage  Loans range between 4.25% and 18.475%.  As of the Cut-Off Date,  the weighted average Loan Rate for the Mortgage Loans is  approximately  9.047%.  The weighted  average  remaining term to scheduled  maturity of the Mortgage  Loans on a contractual  basis as of the Cut-Off Date is  approximately  221 months;

                           (xxiii)  (A) Each Mortgaged  Property  consists of a single parcel of real property with a single family or two- to four-family  residence erected thereon, or an individual  condominium unit, planned unit development  unit,  manufactured  housing  unit  or a  townhouse.  (B) With  respect  to the  Mortgage  Loans,  (a)
 approximately  78.21% (by Cut-Off  Date  Principal  Balance)  are secured by real  property  with a single  family residence  erected  thereon,  (b) approximately  13.27% (by Cut-Off  Date  Principal  Balance)  are secured by real property improved by planned  development  units,  (c) approximately  5.76% (by Cut-Off Date Principal Balance) are secured by real  property  improved by  individual  condominium  units,  (d) approximately  2.75% (by Cut-Off  Date
Principal  Balance)  are  secured by real  property  with a two- to  four-family  residence  erected  thereon,  and
(e) approximately 0.01% (by Cut-Off Date Principal Balance) are secured by real property improved by townhouses;

                           (xxiv)   As of the Cut-Off Date, no  Mortgage Loan had a principal  balance in excess of
$79,521.37.

                           (xxv)    No  more  than  approximately  95.30%  of  the  Mortgage  Loans,  by  aggregate
Principal Balance as of the Cut-Off Date, are secured by second liens;

                           (xxvi)   A policy of hazard insurance and flood insurance,  if applicable,  was required from the Mortgagor for the Mortgage Loan when the Mortgage Loan was originated;

                           (xxvii)  Other than with  respect to a payment  default,  there is no material  default, breach,  violation or event of  acceleration  existing under the terms of any Mortgage Note or Mortgage and, to the best of  GMACM's  knowledge,  no event  which,  with  notice  and  expiration  of any grace or cure  period,  would constitute a material default,  breach,  violation or event of acceleration under the terms of any Mortgage Note or
Mortgage,  and no such  material  default,  breach,  violation  or event of  acceleration  has been waived by GMACM involved in originating or servicing the related Mortgage Loan;

                           (xxviii)   [Reserved];

                           (xxix)   With respect to each  Mortgage  Loan  secured by a second  lien,  either (a) no consent for such Mortgage  Loan was required by the holder or holders of the related  prior lien,  (b) such consent has been  obtained and is contained  in the related  Mortgage  File or (c) no  consent for such  Mortgage  Loan was required by relevant law;

                           (xxx)    With respect to each Mortgage Loan, to the extent  permitted by applicable law, the related  Mortgage  contains a customary  provision for the  acceleration of the payment of the unpaid Principal
Balance of the Mortgage Loan in the event the related  Mortgaged  Property is sold without the prior consent of the mortgagee thereunder;

                           (xxxi)   No  Mortgage  Loan  provides  for  payments  that are subject to  reduction  by withholding taxes levied by foreign (non-United States) sovereign government;

                           (xxxii)  None of the Mortgage  Loans are "high cost loans" subject to the Home Ownership and Equity Protection Act of 1994;

                           (xxxiii) As of the Cut-Off  Date,  none of the  Mortgage  Loans are "High Cost Loans" or
"Covered  Loans" (as such terms are defined in the version of Appendix E to the Standard & Poor's  LEVELS  Glossary
in effect as of the Closing Date);

                           (xxxiv)  None of the Mortgage Loans are secured by Mortgaged  Properties  located in the
State of Georgia;

                           (xxxv)   Each  Mortgage  Loan   constitutes   a  "qualified   mortgage"   under  Section
860G(a)(3)(A) of the Code and Treasury Regulation Section  1.860G-2(a)(1),  (2), (4), (5), (6), (7) and (9) without reliance  on the  provisions  of Treasury  Regulations  Section  1.860G-2(a)(3)  or  Treasury  Regulations  Section
1.860G-2(f)(2)  or any other  provision  that would allow a Mortgage  Loan to be treated as a "qualified  mortgage"
notwithstanding  its failure to meet the requirements of Section  860G(a)(3)(A) of the Code and Treasury Regulation
Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9);

                           (xxxvi)  GMACM used no selection  procedures that identified the Mortgage Loans as being less desirable or valuable than other  comparable  mortgage  loans  originated or acquired by GMACM under the GMACM
Home Equity  Program.  The Mortgage Loans are  representative  of GMACM's  portfolio of home equity lines of credit that were originated under the GMACM Home Equity Program;

                           (xxxvii) No  fraud  or  misrepresentation  of  a  material  fact  with  respect  to  the origination  of a  Mortgage  Loan has taken  place on the part of GMACM and to the best of  GMACM's  knowledge,  no fraud or  misrepresentation  of a material fact with respect to the  origination of a Mortgage Loan has taken place on the  part  of any  third  party,  including  without  limitation  the  related  mortgagor,  connected  with  the origination of a Mortgage Loan; and

                           (xxxviii)        No borrower  obtained a prepaid  single  premium  credit  life,  credit disability,  credit  unemployment  or credit  property  insurance  policy in connection with the origination of the
Mortgage Loans.

                  With respect to this Section 3.1(b),  representations  made by GMACM with respect to the Mortgage
Loans are made by GMACM in its capacity as Servicer.

         (c)      [Reserved].

         (d)      WG Trust  2003  Representations  and  Warranties.  The  Seller  represents  and  warrants  to the
Purchaser:

         (I)      As to the Seller:

                           (i)      WG Trust 2003 is a Delaware  statutory trust duly organized,  validly  existing and in good standing under the laws of the State of Delaware;

                           (ii)     WG Trust  2003 has the  power  and  authority  to make,  execute,  deliver  and perform  its  obligations  under this  Agreement  to which it is a party and all of the  transactions  contemplated under this Agreement,  and has taken all necessary  action to authorize the execution,  delivery and performance of this Agreement;

                           (iii)    WG Trust  2003 is not required to obtain the consent of any other Person or any consents,  licenses,  approvals or  authorizations  from, or registrations  or declarations  with, any governmental authority,  bureau or agency in connection with the execution,  delivery,  performance,  validity or enforceability of this  Agreement,  except  for  such  consents,  licenses,  approvals  or  authorizations,  or  registrations  or declarations, as shall have been obtained or filed, as the case may be;

                           (iv)     The  execution  and  delivery  of  this  Agreement  and  its   performance  and
compliance  with  the  terms of this  Agreement  will not  violate  WG Trust  2003's  organizational  documents  or constitute  a material  default (or an event  which,  with notice or lapse of time,  or both,  would  constitute  a material  default)  under,  or  result in the  material  breach  of,  any  material  contract,  agreement  or other instrument to which WG Trust 2003 is a party or which may be applicable to WG Trust 2003 or any of its assets;

                           (v)      No  litigation  before any court,  tribunal or  governmental  body is currently pending,  or to the knowledge of WG Trust 2003 threatened,  against WG Trust 2003 or with respect to this Agreement that in the opinion of WG Trust 2003 has a reasonable  likelihood of resulting in a material  adverse effect on the transactions contemplated by this Agreement;

                           (vi)     This Agreement  constitutes a legal,  valid and binding  obligation of WG Trust
2003,  enforceable  against WG Trust 2003 in accordance with its terms,  except as enforceability may be limited by applicable  bankruptcy,  insolvency,  reorganization,  moratorium  or other similar laws now or hereafter in effect affecting the  enforcement  of  creditors'  rights in general and except as such  enforceability  may be limited by general  principles  of equity  (whether  considered  in a proceeding at law or in equity) or by public policy with respect to indemnification under applicable securities laws;

                           (vii)    This Agreement  constitutes a valid transfer and assignment to the Purchaser of all right,  title and interest of WG Trust 2003 in and to the Mortgage Loans,  including the Cut-Off Date Principal
Balances  with  respect to the  Mortgage  Loans,  all monies due or to become  due with  respect  thereto,  and all proceeds of such Cut-Off Date Principal Balances with respect to the Mortgage Loans; and

                           (viii)   WG Trust  2003 is not in  default  with  respect  to any order or decree of any court or any order,  regulation or demand of any federal,  state,  municipal or governmental  agency, which default might have  consequences  that would  materially  and adversely  affect the  condition  (financial or otherwise) or operations of WG Trust 2003 or its properties or might have  consequences  that would  materially  adversely affect its performance hereunder.

         (II).....As to the Mortgage Loans as of the Closing Date:

                           (i)      With  respect to the  Mortgage  Loans:  (A) the related  Mortgage  Note and the
Mortgage  have not been  assigned or pledged,  except for any  assignment  or pledge  that has been  satisfied  and released,  (B) immediately  prior to the assignment of the Mortgage Loans to the Purchaser,  WG Trust 2003 had good title  thereto and (C) WG Trust  2003 is the sole owner and holder of the  Mortgage  Loan free and clear of any and all liens,  encumbrances,  pledges,  or security  interests  (other than,  with  respect to any Mortgage  Loan in a second lien  position,  the lien of the related  first  mortgage)  of any nature and has full right and  authority, under all  governmental and regulatory  bodies having  jurisdiction  over the ownership of the applicable  Mortgage
Loans to sell and assign the same pursuant to this Agreement;

                           (ii)     For each  Mortgage  Loan,  the related  Mortgage  File contains or will contain each of the documents and  instruments  specified to be included  therein in the  definition of "Mortgage  File" in
Appendix A to the Indenture  (it being  understood  that the Custodian  maintains the Mortgage Note related to each
Mortgage  File and the Servicer  maintains  the remainder of the items to be included in the Mortgage File pursuant to the terms of this Agreement);

                           (iii)    WG Trust 2003 has not  transferred the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of its creditors; and

                           (iv)     No  instrument  of release  or waiver has been  executed  by  WG Trust  2003 in connection  with the Mortgage  Loans,  and no Mortgagor  has been  released by WG Trust  2003, in whole or in part, from its obligations in connection therewith.

         (e)......Remedies.  Upon  discovery by the Seller or the Servicer or upon notice from the  Purchaser,  the
Issuer, the Owner Trustee,  the Indenture Trustee or the Custodian,  as applicable,  of a breach of the Seller's or
GMACM's  respective  representations  or warranties in paragraphs (a) or (d)(I) above that materially and adversely affects the  interests  of the  Securityholders,  in any Mortgage  Loan,  the Seller  shall,  within 90 days of its discovery  or its receipt of notice of such breach,  either (i) cure such breach in all  material  respects or (ii)
to the extent that such breach is with  respect to a Mortgage  Loan or a Related  Document,  either (A)  repurchase such Mortgage Loan from the Issuer at the  Repurchase  Price,  or (B)  substitute  one or more Eligible  Substitute
Loans for such Mortgage Loan, in each case in the manner and subject to the conditions  and  limitations  set forth below.

         Upon  discovery  by the  Seller or the  Servicer  or upon  notice  from the  Purchaser,  the  Issuer,  the
Servicer,  the Owner Trustee,  the Indenture Trustee or the Custodian,  as applicable,  of a breach of the Seller's or GMACM's  representations  or  warranties in paragraphs  (b) or (d)(II)  above  (including,  for the avoidance of doubt,  material damage to the physical property caused by the wildfires in Southern  California in connection with paragraph  (b)(xviii)  above),  with respect to any Mortgage  Loan, or upon the  occurrence of a Repurchase  Event, that materially and adversely affects the interests of the  Securityholders  or the Purchaser in such Mortgage Loan
(notice  of which  shall be given to the  Purchaser  by the  Seller or the  Servicer,  if it  discovers  the same), notwithstanding  the  Seller's or GMACM's lack of knowledge  with respect to the  substance of such  representation and  warranty,  GMACM or the Seller  shall,  as  applicable,  within 90 days after the earlier of its  discovery or receipt of notice  thereof,  or, if such breach has the effect of making the Mortgage  Loan fail to be a "qualified mortgage"  within the meaning of Section  860G of the Internal  Revenue  Code,  within 90 days after the  discovery thereof by either the Seller, the Servicer,  the Issuer, the Owner Trustee,  the Indenture Trustee or the Purchaser
either cure such breach or Repurchase  Event in all material  respects or either (i) repurchase  such Mortgage Loan from the  Issuer at the  Repurchase  Price,  or (ii)  substitute  one or more  Eligible  Substitute  Loans for such
Mortgage Loan, in each case in the manner and subject to the  conditions set forth below,  provided that the Seller shall have the option to  substitute  an  Eligible  Substitute  Loan or Loans for such  Mortgage  Loan only if such substitution  occurs within two years  following the Closing Date. The Repurchase  Price for any such Mortgage Loan repurchased  by the  Seller  shall be  deposited  or caused to be  deposited  by the  Servicer  into the  Custodial
Account.  Any purchase of a Mortgage Loan due to a Repurchase Event shall be the obligation of the Seller.

         In furtherance  of the foregoing,  if the Seller is not a member of MERS and the Mortgage is registered on the MERS®  System,  the Seller,  at its own expense  and  without any right of  reimbursement,  shall cause MERS to execute and deliver an  assignment  of the Mortgage in  recordable  form to transfer the Mortgage  from MERS to the
Seller and shall cause such Mortgage to be removed from  registration  on the MERS® System in accordance with MERS'
rules and regulations.

         In the event that the Seller  elects to  substitute  an  Eligible  Substitute  Loan or Loans for a Deleted
Loan  pursuant to this  Section  3.1,  the Seller  shall  deliver to the  Custodian  on behalf of the Issuer,  with respect to such Eligible  Substitute Loan or Loans, the original  Mortgage Note, with the Mortgage Note endorsed as required under the definition of "Mortgage File" and shall deliver the other  documents  required to be part of the
Mortgage File to the Servicer.  No  substitution  will be made in any calendar month after the  Determination  Date for such month.  Monthly  Payments  due with  respect to  Eligible  Substitute  Loans in the month of  substitution shall not be part of the Trust  Estate and will be retained by the  Servicer  and  remitted by the  Servicer to the
Seller on the next  succeeding  Payment  Date,  provided  that a payment at least equal to the  applicable  Monthly
Payment  for such  month  in  respect  of the  Deleted  Loan has been  received  by the  Issuer.  For the  month of substitution,  distributions  to the Note Payment  Account  pursuant to the  Servicing  Agreement  will include the
Monthly  Payment due on a Deleted  Loan for such month and  thereafter  the Seller  shall be entitled to retain all amounts  received in respect of such Deleted  Loan.  The  Servicer  shall amend or cause to be amended the Mortgage
Loan Schedule to reflect the removal of such Deleted Loan and the  substitution of the Eligible  Substitute Loan or
Loans and the Servicer  shall  deliver the amended  Mortgage  Loan  Schedule to the Owner  Trustee,  the  Indenture
Trustee.  Upon such  substitution,  the  Eligible  Substitute  Loan or Loans  shall be subject to the terms of this
Agreement  and  the  Servicing  Agreement  in  all  respects,   the  Seller  shall  be  deemed  to  have  made  the
representations  and warranties with respect to the Eligible  Substitute Loan contained herein set forth in Section
3.1(b) (other than clauses  (viii)  (xiii),  (xxiv),  (xxv)(B),  (xxvi) and (xxvii)  thereof and other than clauses
(iii) and (ix) thereof in the case of Eligible  Substitute  Loans  substituted by WG Trust 2003);  the Seller shall be deemed to have made the  representations  and  warranties  set forth in  Section  3.1(d)(II);  as of the date of substitution,  and the Seller shall be deemed to have made a  representation  and warranty  that each Mortgage Loan so substituted is an Eligible  Substitute  Loan as of the date of  substitution.  In addition,  the Seller shall be obligated  to  repurchase  or  substitute  for any  Eligible  Substitute  Loan as to which a  Repurchase  Event has occurred as provided  herein.  In connection  with the  substitution of one or more Eligible  Substitute  Loans for one or more Deleted  Loans,  the Servicer  shall  determine the amount (such  amount,  a  "Substitution  Adjustment
Amount"),  if any, by which the aggregate principal balance of all such Eligible Substitute Loans as of the date of substitution  is less than the  aggregate  principal  balance of all such Deleted Loans (after  application  of the principal  portion of the Monthly Payments due in the month of substitution  that are to be distributed to the Note
Payment  Account in the month of  substitution).  The Seller shall  deposit the amount of such  shortfall  into the
Custodial Account on the date of substitution, without any reimbursement therefor.

         Notwithstanding  the  foregoing,  with  respect  to any  Mortgage  Loan  for  which a  breach  of  Section
3.1(b)(xv)  has  occurred,  no  substitutions  will be allowed  unless the Seller pays to the  Servicer,  an amount sufficient  to indemnify  the Trust Fund,  Purchaser,  Issuer and Indenture  Trustee  against any losses,  damages, penalties,  fines,  forfeitures,  reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim,  demand,  defense or assertion based on or grounded upon, or resulting from, a breach of such representation.

         Upon receipt by the Indenture  Trustee on behalf of the Issuer and the Custodian of written  notification, signed by a Servicing  Officer,  of the deposit of such  Repurchase  Price or of such  substitution  of an Eligible
Substitute  Loan (together  with the complete  related  Mortgage  File) and deposit of any applicable  Substitution
Adjustment Amount as provided above, the Custodian,  on behalf of the Indenture  Trustee,  shall (i) release to the
Seller the related  Mortgage  Note for the Mortgage  Loan being  repurchased  or  substituted  for,  (ii) cause the
Servicer  to release to the Seller any  remaining  documents  in the  related  Mortgage  File which are held by the
Servicer,  and (iii) the Indenture  Trustee on behalf of the Issuer shall execute and deliver such  instruments  of transfer or assignment  prepared by the Servicer,  in each case without recourse,  as shall be necessary to vest in the Seller or its respective  designee such Mortgage Loan released  pursuant  hereto and  thereafter  such Mortgage
Loan shall not be an asset of the Issuer.

         It is  understood  and agreed that the  obligation  of the Seller to cure any breach,  or to repurchase or substitute  for any Mortgage Loan as to which such a breach has occurred and is  continuing,  shall  constitute the sole remedy respecting such breach available to the Purchaser,  the Issuer,  the  Certificateholders  (or the Owner
Trustee  on behalf of the  Certificateholders)  and the  Noteholders  (or the  Indenture  Trustee  on behalf of the
Noteholders) against the Seller.

         It is understood and agreed that the  representations  and warranties set forth in this Section 3.1  shall survive delivery of the respective Mortgage Notes to the Issuer or the Custodian.

         In the event that WG Trust does not comply with its  obligations to repurchase  mortgage loans pursuant to this  Agreement,  GMACM shall  repurchase any such mortgage loans but only to the extent that WG Trust is obligated to do so hereunder.

                                                    ARTICLE IV

                                                SELLERS' COVENANTS

         Section 4.1       Covenants  of the Seller.  The Seller  hereby  covenants  that,  except for the transfer hereunder,  it will not sell,  pledge,  assign or transfer to any other Person, or grant,  create,  incur or assume any Lien on any  Mortgage  Loan,  or any interest  therein.  The Seller shall notify the Issuer (in the case of the
Mortgage Loans,  as assignee of the Purchaser),  of the existence of any Lien (other than as provided above) on any
Mortgage Loan  immediately  upon discovery  thereof;  and the Seller shall defend the right,  title and interest of the Issuer (in the case of the Mortgage  Loans,  as assignee of the  Purchaser) in, to and under the Mortgage Loans against all claims of third parties claiming through or under the Seller;  provided,  however, that nothing in this
Section  4.1  shall be  deemed to apply to any Liens for  municipal  or other  local  taxes and other  governmental charges if such  taxes or  governmental  charges  shall not at the time be due and  payable or if the Seller  shall currently be contesting the validity thereof in good faith by appropriate Proceedings.

                                                     ARTICLE V

                                                     SERVICING

         Section 5.1       Servicing.   GMACM  shall  service  the  Mortgage   Loans  pursuant  to  the  terms  and
conditions of the  Servicing  Agreement  and the Program  Guide and shall  service the Mortgage  Loans  directly or through one or more sub-servicers in accordance therewith.

                                                    ARTICLE VI

                                      LIMITATION ON LIABILITY OF THE SELLERS

         Section 6.1       Limitation on Liability of the Seller.  None of the  directors,  officers,  employees or agents of GMACM or WG Trust 2003 shall be under any liability to the  Purchaser or the Issuer,  it being  expressly understood that all such liability is expressly  waived and released as a condition of, and as  consideration  for, the  execution  of this  Agreement.  Except as and to the extent  expressly  provided in the  Servicing  Agreement,
GMACM and WG Trust 2003 shall not be under any liability to the Issuer,  the Owner Trustee,  the Indenture  Trustee
or the Securityholders.  GMACM or WG Trust 2003 and any director,  officer,  employee or agent of GMACM or WG Trust
2003 may rely in good faith on any document of any kind prima facie  properly  executed and submitted by any Person respecting any matters arising hereunder.

                                                    ARTICLE VII

                                                    TERMINATION

         Section 7.1       Termination.   The  obligations  and   responsibilities  of  the  parties  hereto  shall
terminate upon the termination of the Trust Agreement.

                                                   ARTICLE VIII

                                             MISCELLANEOUS PROVISIONS

         Section 8.1       Amendment.  This  Agreement  may be amended  from time to time by the parties  hereto by written  agreement,  provided that the Servicer and the Indenture Trustee shall have received an Opinion of Counsel to the effect that such amendment will not result in an Adverse REMIC Event).

         Section 8.2       Governing  Law. THIS  AGREEMENT  SHALL BE GOVERNED BY AND  CONSTRUED IN ACCORDANCE  WITH
THE LAWS OF THE STATE OF NEW YORK,  WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES  THEREOF,  OTHER THAN SECTIONS
5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES
HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 8.3       Notices.  All  demands,  notices and  communications  hereunder  shall be in writing and shall be deemed to have been duly given if personally  delivered at or mailed by registered mail,  postage prepaid, addressed as follows:

                  (a) if to the GMACM:

                               GMAC Mortgage, LLC
                               100 Witmer Road
                               Horsham, Pennsylvania  10944
                               Attention: Barry Bier, Executive Vice President
                               Re:    GMACM Home Equity Loan Trust 2007-HE3;

                  (b) if to WG Trust 2003:

                               Walnut Grove Mortgage Loan Trust 2003-A
                               c/o Wilmington Trust Company
                               1100 North Market Street
                               Wilmington, Delaware 19890
                               Attention: Walnut Grove Mortgage Loan Trust 2003-A
                               Re:    GMACM Home Equity Loan Trust 2007-HE3;

                  (c) if to the Purchaser:

                               Residential Asset Mortgage Products, Inc.
                               8400 Normandale Lake Boulevard
                               Minneapolis, Minnesota 55437
                               Attention:   President
                               Re:    GMACM Home Equity Loan Trust 2007-HE3;

                  (d) if to the Indenture Trustee:

                               The Bank of New York Trust Company, N.A.
                               2 North LaSalle Street, Suite 1020
                               Chicago, Illinois 60602
                               Attention: Structured Finance Services - GMACM Home Equity Loan Trust Series
                               2007-HE3;

                  (e) if to the Issuer:

                               c/o Wilmington Trust Company, as Owner Trustee
                               Rodney Square North
                               1100 North Market Street
                               Wilmington, Delaware 19890-0001
                               Telecopier:  212-312-3215
                               Re:    Corporate Trust Services - GMACM Home Equity Loan Trust 2007-HE3;

or, with respect to any of the foregoing Persons, at such other address as may hereafter be furnished to the other foregoing Persons in writing.

         Section 8.4       Severability  of  Provisions.  If  any  one  or  more  of  the  covenants,   agreements,
provisions  or terms of this  Agreement  shall be held  invalid  for any reason  whatsoever,  then such  covenants, agreements,  provisions or terms shall be deemed severable from the remaining covenants, agreements,  provisions or terms of this Agreement and shall in no way affect the validity of  enforceability  of the other provisions of this
Agreement.

         Section 8.5       Relationship  of Parties.  Nothing  herein  contained  shall be deemed or  construed  to create a partnership or joint venture among the parties  hereto,  and the services of GMACM shall be rendered as an independent contractor and not as agent for the Purchaser.

         Section 8.6       Counterparts.  This  Agreement  may be executed in any number of  counterparts,  each of which, when so executed,  shall be deemed to be an original and such counterparts,  together,  shall constitute one and the same agreement.

         Section 8.7       Further  Agreements.  The parties  hereto each agree to execute and deliver to the other such  additional  documents,  instruments  or  agreements  as may be necessary or  appropriate  to  effectuate  the purposes of this Agreement.

         Section 8.8       Intention  of  the  Parties.  It is  the  intention  of  the  parties  hereto  that  the
Purchaser  will be  purchasing  on the  Closing  Date,  and the Seller  will be selling on the  Closing  Date,  the
Mortgage  Loans,  rather than the  Purchaser  providing a loan to the Seller  secured by the Mortgage  Loans on the
Closing  Date.  Accordingly,  the  parties  hereto  each intend to treat this  transaction  for federal  income tax purposes as a sale by the Seller,  and a purchase by the  Purchaser,  of the  Mortgage  Loans on the Closing  Date.
The  Purchaser and the Issuer shall each have the right to review the Mortgage  Loans and the Related  Documents to determine  the  characteristics  of the Mortgage  Loans which will affect the federal  income tax  consequences  of owning the Mortgage  Loans,  and the Seller shall  cooperate with all reasonable  requests made by the Purchaser or the Issuer in the course of such review.

         Section 8.9       Successors and Assigns; Assignment of this Agreement.

                  (a) This  Agreement  shall bind and inure to the  benefit of and be  enforceable  by the  parties hereto and their respective  permitted  successors and assigns.  The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party  without the consent of the  Purchaser,  which consent shall be at the Purchaser's sole discretion;  provided,  that the Seller may assign its obligations  hereunder to any Affiliate of the Seller,  to any Person  succeeding  to the  business  of the Seller,  to any Person into which the Seller is merged and to any Person  resulting from any merger,  conversion or  consolidation  to which the Seller is a party.
The parties hereto  acknowledge  that the Purchaser is acquiring the Mortgage Loans for the purpose of contributing them to the GMACM Home Equity Loan Trust 2007-HE3.

                  (b) As an inducement to the Purchaser and the Issuer to purchase the Mortgage  Loans,  the Seller acknowledges  and consents to (i) the  assignment by the Purchaser to the Issuer of all of the  Purchaser's  rights against the Seller  pursuant to this Agreement  insofar as such rights relate to the Mortgage Loans  transferred to the  Issuer  and to the  enforcement  or  exercise  of any right or remedy  against  the  Seller  pursuant  to this
Agreement by the Issuer,  (ii) the  enforcement or exercise of any right or remedy  against the Seller  pursuant to this  Agreement  by or on behalf of the Issuer and (iii) the Issuer's  pledge of its interest in this  Agreement to the Indenture  Trustee and the enforcement by the Indenture  Trustee of any such right or remedy against the Seller following  an Event of Default  under the  Indenture.  Such  enforcement  of a right or remedy by the  Issuer,  the
Owner  Trustee or the Indenture  Trustee,  as  applicable,  shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser or the Issuer directly.

         Section 8.10      Survival.  The  representations  and  warranties  made  herein  by the  Seller  and  the provisions of Article VI hereof shall survive the purchase of the Mortgage Loans hereunder.

         IN WITNESS  WHEREOF,  the  parties  hereto  have caused  their  names to be signed to this  Mortgage  Loan
Purchase  Agreement by their  respective  officers  thereunto  duly  authorized  as of the day and year first above written.

                                                     RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as Purchaser

                                                     By:________________________________________________
                                                        Name: Patricia C. Taylor
                                                        Title:   Vice President

                                                     GMAC MORTGAGE, LLC,
                                                           as Seller and Servicer

                                                     By:________________________________________________
                                                        Name:
                                                        Title:

                                                     WALNUT GROVE MORTGAGE LOAN
                                                     TRUST 2003-A, as Seller

                                                     By:   WILMINGTON TRUST COMPANY,
                                                              not in its individual capacity but solely as
                                                              Owner Trustee

                                                     By:________________________________________________
                                                        Name:
                                                        Title:

                                      [Signatures Continue On Following Page]

                                                     GMACM HOME EQUITY LOAN TRUST 2007-HE3, as Issuer

                                                     By:   WILMINGTON TRUST COMPANY,
                                                              not in its individual capacity but solely as
                                                              Owner Trustee

                                                     By:______________________________________________
                                                           Name:
                                                           Title:

                                                     THE BANK OF NEW YORK TRUST COMPANY, N.A., NOT IN ITS
                                                     INDIVIDUAL CAPACITY BUT SOLELY AS INDENTURE TRUSTEE

                                                     By:______________________________________________
                                                           Name:
                                                           Title:

                                                     EXHIBIT 1
                                              MORTGAGE LOAN SCHEDULE

                                            [On file with the Servicer]